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                                                                   EXHIBIT 23.03


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 12, 2000 relating to the financial statements of Rubric, Inc., which is incorporated by reference in Broadbase Software, Inc.'s Registration Statement on Form S-1 for the year ended December 31, 1999.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

San Jose, California
March 7, 2000